Exhibit 99.1
Open Lending Reports Second Quarter 2021 Financial Results

AUSTIN, TX, August 10, 2021 – Open Lending Corporation (NASDAQ: LPRO) (the “Company” or “Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today reported financial results for its second quarter of 2021.

“We are pleased to report another record quarter, which included a 148% increase in certified loans, a 177% increase in revenue and a 199% increase in Adjusted EBITDA compared to the second quarter of 2020. June was especially notable, a record month in our Company’s history from a certified loan perspective, and the momentum has continued,” said John Flynn, Chairman and CEO of Open Lending. “We continue to make progress on our growth strategies to capture more of the $250 billion addressable market and help underserved consumers get auto loans. During the quarter, we signed an agreement with a third insurance partner, American National, and they have already begun to write policies for us. Looking ahead, our pipeline of new credit union and regional bank customers is strong and there remains a large opportunity in front of us to grow our OEM captive business.”

Three Months Ended June 30, 2021 Highlights
•The Company facilitated 46,408 certified loans during the second quarter of 2021, compared to 18,684 certified loans in the second quarter of 2020
•Total revenue was $61.1 million during the second quarter of 2021, compared to $22.1 million in the second quarter of 2020
•Gross profit was $57.0 million during the second quarter of 2021, compared to $20.2 million in the second quarter of 2020
•Net income was $76.0 million during the second quarter of 2021, compared to net loss of $(49.8) million in the second quarter of 2020
•Adjusted EBITDA was $46.1 million during the second quarter of 2021, compared to $15.4 million in the second quarter of 2020

Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of this non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the financial table included at the end of this press release. An explanation of this measure and how it is calculated is also included under the heading “Non-GAAP Financial Measures.”

2021 Outlook
Based on the second quarter results and trends into the third quarter of 2021, the Company is reaffirming its previously issued guidance of the following:

Full Year 2021 Outlook
Total Certified Loans	161,000 - 206,000
Total Revenue	$184 - $234 million
Adjusted EBITDA	$125 - $168 million
Adjusted Operating Cash Flow (a)	$81 - $111 million

a.Adjusted Operating Cash Flow is defined as Adjusted EBITDA, minus CAPEX, plus or minus change in contract assets.

The guidance provided above includes forward-looking statements within the meaning of U.S. securities laws. While the financial guidance takes into account the continuing impact of the global COVID-19 pandemic, the impact of the pandemic has been unprecedented and the future effect of the pandemic on the global economy and our financial results remains uncertain, and our actual results may differ materially. See “Forward-Looking Statements” below.

Conference Call
Open Lending will host a conference call to discuss the second quarter 2021 financial results today at 5:00 pm ET. Hosting the call will be John Flynn, Chairman and CEO, Ross Jessup, President and COO, and Chuck Jehl, CFO. The conference call will be webcast live from the Company's investor relations website at https://investors.openlending.com/ under the “Events” section. The conference call can also be accessed live over the phone by dialing (877) 407-4018, or for international callers (201) 689-8471. A replay will be available two hours after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13721622. The replay will be available until Tuesday, August 24, 2021. An archive of the webcast will be available at the same location on the website shortly after the call has concluded.

About Open Lending
Open Lending (NASDAQ: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For 20 years we have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive loans. For more information, please visit www.openlending.com.

Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the anticipated impact of the global COVID-19 pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance under the heading “2021 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the continuing effects of the COVID-19 pandemic on consumer behavior; applicable taxes, inflation, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination; the amount of redemption requests made by the Company’s stockholders; those factors discussed in other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures
The non-GAAP financial measures included in this press release is financial information that has not been prepared in accordance with GAAP. The Company uses Adjusted EBITDA, Adjusted EBITDA margin and Adjusted operating cash flows internally in analyzing our financial results and believe it is useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The Company believes that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

The Company believes these measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as its management and board of directors. In addition, they provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash items and certain non-recurring variable charges. Adjusted EBITDA is defined as GAAP net income (loss) excluding interest expense, provision for income taxes, depreciation and amortization expense (including amortization of right-of-use assets), share-based compensation expense, gain on extinguishment of the Company's tax receivable agreement, loss on extinguishment of debt, change in fair value of contingent consideration and transaction bonuses as a result of the business combination with Nebula Acquisition Corporation (“Business Combination”). Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue. Adjusted operating cash flows is defined as adjusted EBITDA, minus capex, plus or minus change in contract assets.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release.

Contact:
ICR for Open Lending
Investors
openlending@icrinc.com

OPEN LENDING CORPORATION
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except share data)

	June 30, 2021	December 31, 2020
Assets
Current assets
Cash and cash equivalents	$57,154	$101,513
Restricted cash	2,891	2,635
Accounts receivable	7,569	4,352
Current contract assets	61,032	50,386
Income tax receivable	80	—
Prepaid expenses	4,390	1,873
Other current assets	634	2,018
Total current assets	133,750	162,777
Property and equipment, net	2,581	1,201
Operating lease right-of-use assets, net	5,465	5,733
Non-current contract assets	50,901	38,956
Deferred tax asset, net	68,315	85,218
Other non-current assets	124	124
Total assets	$261,136	$294,009
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	1,987	3,442
Accrued expenses	5,070	3,033
Income tax payable	—	1,640
Current portion of debt	3,125	4,888
Other current liabilities	4,460	4,005
Total current liabilities	14,642	17,008
Long-term debt, net of deferred financing costs	144,518	152,859
Non-current operating lease liabilities	4,898	5,138
Tax receivable agreement liability	—	92,369
Other non-current liabilities	—	13
Total liabilities	$164,058	$267,387
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.01 par value; 550,000,000 shares authorized, 128,198,185 shares issued and 126,190,351 shares outstanding as of June 30, 2021 and 128,198,185 shares issued and 126,803,096 shares outstanding as of December 31, 2020	1,282	1,282
Additional paid-in capital	492,874	491,246
Accumulated deficit	(339,578)	(428,406)
Treasury stock at cost, 2,007,834 shares at June 30, 2021 and 1,395,089 at December 31, 2020, respectively	(57,500)	(37,500)
Total stockholders’ equity	97,078	26,622
Total liabilities and stockholders’ equity	$261,136	$294,009

OPEN LENDING CORPORATION
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited, in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue
Program fees	$20,597	$8,793	$35,508	$21,505
Profit share	38,842	12,163	66,572	15,938
Claims administration service fees	1,686	1,111	3,053	2,054
Total revenue	61,125	22,067	105,133	39,497
Cost of services	4,140	1,827	7,502	4,322
Gross profit	56,985	20,240	97,631	35,175
Operating expenses
General and administrative	8,381	14,650	16,593	18,218
Selling and marketing	2,954	1,295	5,351	3,373
Research and development	773	349	1,364	707
Operating income	44,877	3,946	74,323	12,877
Interest expense	(1,122)	(3,644)	(4,411)	(4,408)
Interest income	58	44	142	61
Gain on extinguishment of tax receivable agreement	55,422	—	55,422	—
Loss on extinguishment of debt	—	—	(8,778)	—
Change in fair value of contingent consideration	—	(48,802)	—	(48,802)
Other (expense) income	(2)	3	(133)	3
Income (loss) before income taxes	99,233	(48,453)	116,565	(40,269)
Provision for income taxes	23,267	1,352	27,737	1,364
Net income (loss) and comprehensive income (loss)	$75,966	$(49,805)	$88,828	$(41,633)
Preferred distribution to redeemable convertible Series C preferred units	—	(214)	—	(40,689)
Accretion to redemption value of redeemable convertible Series C preferred units	—	—	—	47,537
Net income (loss) attributable to common stockholders	$75,966	$(50,019)	$88,828	$(34,785)
Net income (loss) and comprehensive income (loss) per common share
Basic	$0.60	$(1.01)	$0.70	$(0.80)
Diluted	$0.60	$(1.01)	$0.70	$(0.80)
Weighted average common shares outstanding
Basic	126,230,752	49,547,284	126,515,343	43,589,168
Diluted	126,274,197	49,547,284	126,554,082	43,589,168

OPEN LENDING CORPORATION
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities
Net income (loss)	$88,828	$(41,633)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Share-based compensation	1,628	2,676
Depreciation and amortization	537	483
Amortization of right-of-use assets	268	188
Gain on extinguishment of tax receivable agreement	(55,422)	—
Loss on extinguishment of debt	8,778	—
Change in fair value of contingent consideration	—	48,802
Deferred income taxes	16,903	775
Changes in assets & liabilities:
Accounts receivable	(3,217)	574
Contract assets	(22,591)	225
Prepaid expenses	(2,517)	(1,150)
Deferred transaction costs	—	1,081
Other current and non-current assets	1,384	322
Accounts payable	(1,455)	176
Accrued expenses	1,377	(1,184)
Income tax payable/receivable	(1,720)	569
Operating lease liabilities	(349)	(178)
Other current and non-current liabilities	551	280
Net cash provided by operating activities	32,983	12,006
Cash flows from investing activities
Purchase of property and equipment	(841)	(424)
Net cash used in investing activities	(841)	(424)
Cash flows from financing activities
Proceeds from term loans	125,000	170,000
Proceeds from revolving facility	50,000	—
Payments on term loans	(167,628)	(4,380)
Payments on revolving facility	(25,000)	—
Payment of deferred financing costs	(1,669)	(9,767)
Distributions to Open Lending, LLC unitholders	—	(135,380)
Share repurchase	(20,000)	—
Settlement of tax receivable agreement	(36,948)	—
Recapitalization transaction, net of transaction costs	—	(13,289)
Net cash (used in) provided by financing activities	(76,245)	7,184
Net change in cash and cash equivalents and restricted cash	(44,103)	18,766
Cash and cash equivalents and restricted cash at the beginning of the period	104,148	9,898
Cash and cash equivalents and restricted cash at the end of the period	$60,045	$28,664
Supplemental disclosure of cash flow information:
Interest paid	$3,776	$3,958
Income tax paid, net	12,452	20
Non-cash investing and financing:
Internally developed software accrued but not paid	$660	$—
Change in fair value of redeemable convertible series C preferred units	—	(47,537)
Conversion of preferred stock to common stock	—	257,406

OPEN LENDING CORPORATION
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Adjusted EBITDA reconciliation to net income (loss)
Net income (loss)	$75,966	$(49,805)	$88,828	$(41,633)
Non-GAAP adjustments:
Interest expense	1,122	3,644	4,411	4,408
Provision for income taxes	23,267	1,352	27,737	1,364
Depreciation and amortization expense	196	120	389	242
Share-based compensation (1)	927	2,189	1,628	2,676
Gain on extinguishment of tax receivable agreement (2)	(55,422)	—	(55,422)	—
Loss on extinguishment of debt (3)	—	—	8,778	—
Change in fair value of contingent consideration (4)	—	48,802	—	48,802
Transaction bonuses (5)	—	9,112	—	9,112
Total adjustments	(29,910)	65,219	(12,479)	66,604
Adjusted EBITDA	46,056	15,414	76,349	24,971
Total revenue	$61,125	$22,067	$105,133	$39,497
Adjusted EBITDA margin	75%	70%	73%	63%

Adjusted operating cash flows (6)
Adjusted EBITDA	$46,056	$15,414	$76,349	$24,971
Capex	(838)	(341)	(841)	(424)
(Increase) decrease in contract assets	(14,715)	(3,977)	(22,591)	225
Adjusted operating cash flows	$30,503	$11,096	$52,917	$24,772
Notes:

(1)Includes $2.2 million of non-cash charges incurred in connection with the accelerated vesting of the legacy share-based awards, as a result of the Business Combination for the three and six months ended June 30, 2020.
(2)Reflects the gain recognized as a result of the early termination and settlement of the tax receivable agreement.
(3)Reflects the loss recognized in connection with the refinancing of our Term Loan due 2027 on March 19, 2021, which primarily consists of the write-off of unamortized deferred financing costs.
(4)Reflects non-cash charges for the change in the estimated fair value of contingent consideration from June 10, 2020 through June 30, 2020.
(5)Reflects transaction bonuses awarded to key employees and directors in connection with the Business Combination in the three and six months ended June 30, 2020.
(6)Adjusted operating cash flow is defined as adjusted EBITDA, minus capex, plus or minus change in contract assets.